-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                -----------------------

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                    JULY 13, 1998

                                -----------------------

                                   DEP CORPORATION
                (Exact name of registrant as specified in its charter)



              DELAWARE                0-12862               95-2040819
            (State or other       (Commission File        (I.R.S. Employer
             jurisdiction              Number)             Identification)
           of incorporation
           or organization)


           2101 EAST VIA ARADO                            90220
      RANCHO DOMINGUEZ, CALIFORNIA                     (Zip Code)
     (Address of principal executive
                offices)



                                   (310) 764-2200
                 (Registrant's telephone number, including area code)


                                   NOT APPLICABLE
            (Former name or former address, if changed since last report)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 5.   Other Events

          On July 13, 1998, DEP Corporation (the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") with Henkel KGaA, a Kemmanditgesellschaft auf Aktien (a partnership limited by shares), organized under the laws of the Federal Republic of Germany ("Henkel"), and Henkel Acquisition Corp. II, a Delaware corporation and a wholly-owned subsidiary of Henkel ("Purchaser"). The Merger Agreement contemplates, among other things, that, subject to the terms and conditions of the Merger Agreement, Purchaser will commence a tender offer (the "Offer") to purchase all outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock") at a price of $5.25 per share, net to the seller in cash. The Offer will be subject to certain conditions, including the condition (the "Minimum Condition") that 90% of the outstanding shares of the Common Stock on a fully diluted basis shall have been validly tendered and not withdrawn prior to the expiration of the Offer. If on the scheduled expiration date of the Offer, (i) the Minimum Condition is not satisfied and (ii) a majority of the outstanding shares of the Common Stock on a fully diluted basis shall have been validly tendered and not withdrawn, the Merger Agreement provides that Purchaser shall either extend the Offer or amend the Offer to reduce the number of shares of Common Stock sought pursuant to the Offer and the number of shares of Common Stock needed to satisfy the Minimum Condition to 49.9% of the outstanding shares of Common Stock on a fully diluted basis.

          The Merger Agreement provides that if the Offer is consummated, Purchaser will thereafter merge with and into the Company (the "Merger"), pursuant to which Merger each share of Common Stock will be converted into the right to receive $5.25 per share in cash. The Merger is conditioned upon, among other things, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The closing of the Merger is expected to occur as soon as practicable after the satisfaction of the conditions thereto set forth in the Merger Agreement, including stockholder approval, if required. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

          In connection with the execution and delivery of the Merger Agreement, Robert H. Berglass, Robert H. Berglass, as Trustee of the Berglass Charitable Remainder Trust and Judith R. Berglass, as Trustee of the Berglass 1995 Irrevocable Trust, (collectively, the "Berglass Family Stockholders"), which own an aggregate of 2,161,460 shares of Common Stock, each entered into a Stockholder Option Agreement with Henkel and Purchaser, pursuant to which, among other things, the Berglass Family Stockholders have agreed to tender such shares of Common Stock and have granted to Purchaser an option to purchase such shares under certain circumstances for $5.25 per share. In addition, the Company entered into a Stock Option Agreement with Henkel and Purchaser, pursuant to which the Company granted an option to Purchaser to purchase previously unissued shares of Common Stock under certain circumstances for $5.25 per share. The descriptions of the Stockholder Option Agreements and the Stock Option Agreement contained herein are qualified in their entirety by reference to the Stockholder Option Agreements and the Stock Option Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

          On July 14, 1998, the Company and Henkel issued a press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


     ITEM 7.   Financial Statements and Exhibits

     (c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated July 13, 1998, among Henkel KGaA, Henkel Acquisition Corp. II and DEP Corporation.

    10.1 Stockholder Option Agreement, dated July 13, 1998, among Henkel KGaA, Henkel Acquisition Corp. II and Robert H. Berglass.

    10.2 Stockholder Option Agreement, dated July 13, 1998, among Henkel KGaA, Henkel Acquisition Corp. II and Robert H. Berglass, as Trustee of the Berglass Charitable Remainder Trust UDT 7/8/98.

    10.3 Stockholder Option Agreement, dated July 13, 1998, among Henkel KGaA, Henkel Acquisition Corp. II and Judith R. Berglass, as Trustee of the Berglass 1995 Irrevocable Trust UDT 6/27/95.

    10.4 Stock Option Agreement, dated July 13, 1998, among Henkel KGaA, Henkel Acquisition Corp. II and DEP Corporation.

    99.1 Joint Press Release, dated July 14, 1998, issued by Henkel KGaA and DEP Corporation.



                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DEP CORPORATION


                                          /s/ Robert H. Berglass
                                          --------------------------
                                          Robert H. Berglass
                                          Chairman of the Board and President

Dated:    July 15, 1998

                                    EXHIBIT INDEX


  Exhibit
  Number                            Description
  --------                          -----------
    2.1    Agreement  and  Plan  of  Merger,  dated July 13, 1998, among
           Henkel KGaA, Henkel Acquisition Corp. II and DEP Corporation.

   10.1    Stockholder  Option  Agreement,  dated  July  13, 1998, among
           Henkel  KGaA, Henkel  Acquisition  Corp.  II  and  Robert  H.
           Berglass.

   10.2    Stockholder  Option  Agreement,  dated  July  13, 1998, among
           Henkel  KGaA, Henkel  Acquisition  Corp.  II  and  Robert  H.
           Berglass,  as  Trustee  of  the Berglass Charitable Remainder
           Trust UDT 7/8/98.

   10.3    Stockholder  Option  Agreement,  dated  July  13, 1998, among
           Henkel  KGaA, Henkel  Acquisition  Corp.  II  and  Judith  R.
           Berglass,  as  Trustee of the Berglass 1995 Irrevocable Trust
           UDT 6/27/95.

   10.4    Stock  Option  Agreement,  dated  July 13, 1998, among Henkel
           KGaA, Henkel Acquisition Corp. II and DEP Corporation.

   99.1 Joint Press Release, dated July 14, 1998, issued by Henkel KGaA and DEP Corporation.
